                                                                    EXHIBIT 21.1

                             TRIZEC PROPERTIES, INC.
                          CORPORATE ORGANIZATION CHART
                             AS AT DECEMBER 31, 2003

The following is a list of subsidiaries of Trizec Properties, Inc and its percentage ownership of the subsidiaries. Unless otherwise noted, the listed subsidiaries are incorporated or organized under the laws of Delaware.

                            TRIZEC PROPERTIES, INC.
                                       |
---------------------------------------|
|-----100% 823 Inc.
|         |
|         |-----100% TH Nexgen LLC
|                   |
|                   |-----60% nexgen building solutions, llc +
|
|---- 100% 3722368 CANADA LIMITED (Ontario, Canada)
|
|---- 100% 4033795 CANADA INC. (Ontario, Canada)
|
|---- 100% TH 1114 Avenue of the Americas MM Inc.
|
|---- 100% TH 1411 Broadway MM Inc.
|
|---- 100% Trizec R&E Holdings, Inc.
|         |
|         |-----90% EWH Woodbridge Associates, L.P. (Virginia)
|         |
|         |-----100% Fashion Outlet Management LLC
|         |
|         |-----46.783% H-CHH Associates (California)
|         |
|         |-----100% TH Bazaar Centers Inc.
|         |         |
|         |         |-----100% TH Desert Passage TRS LLC
|         |
|         |-----100% TH Genesee Parking LLC
|         |         |
|         |         |-----5% Fashion Outlet of Las Vegas Associates (Nevada)
|         |
|         |
|         |-----100% TH Hollywood Inc.
|         |
|         |-----100% Trizec International Services, Inc.
|         |
|         |-----100% Trizec R&E, Inc.
|         |         |
|         |         |----- 100% TrizecHahn Development Properties Management
|         |                Corporation
|         |
|         |-----100% TrizecHahn Factory Shops LLC
|         |         |
|         |         |-----95% Fashion Outlet of Las Vegas Associates (Nevada)
|         |
|         |
|         |-----100% TrizecHahn Hollywood Inc.
|         |         |
|         |         |-----79% Trizec Hollywood Hotel Member LLC +
|         |                   |
|         |                   |-----91.468914% TrizecHahn Hollywood Hotel LLC +
|         |                            |
|         |                            |-----100% Hollywood Hotel TRS No. 2 LLC
|         |
|         |-----99% TrizecHahn Hollywood LLC
|         |         |
|         |         |-----100% TH Grill Inc.
|         |         |         |
|         |         |         |-----49% The Grill on Hollywood, LLC
|         |         |                 (California)+
|         |         |
|         |         |-----100% TH Hollywood Retail TRS No. 1 LLC
|         |         |
|         |         |-----100% TH P. Restaurant Inc.
|         |         |         |
|         |         |         |-----40% H&H Restaurant, LLC +
|         |         |
|         |         |     50% TrizecHahn Hollywood/Five Star Parking, LLC
|         |         |-----(California) +
|         |
|         |-----100% TrizecHahn Pasadena Inc. (California)
|                   |
|                   |-----53.217% H-CHH Associates (California)
|
|----100% Trizec Holdings, Inc.
          |
          |-----50% 1717 Main Street SM, Inc. +
          |
          |-----99% 1600 Smith Street Venture (Texas)
          |
          |-----50% Columbia Center, L.P. (Georgia) +
          |
          |-----100% Concord Insurance Limited (New York)
          |
          |-----50% Dresser-Cullen Venture (Texas) +
          |
          |-----50% Marina Airport Building, Ltd. (California) +
          |
          |-----100% T 250 W. Pratt, LLC
          |         |
          |         |-----100% Trizec 250 W. Pratt, LLC
          |                   |
          |                   |-----100% T NI 250 W. Pratt, LLC
          |
          |-----100% TH 600 Seventeenth Street LLC
          |         |
          |         |-----16.67% Two Pershing Square, L.P. (Missouri)

          |                   |
          |                   |-----100% TrizecHahn 550 W. Washington LLC
          |
          |-----100% TH 1717 Main Street LLC
          |         |
          |         |-----49.5% Main Street Partners, L.P. (Texas) +
          |                   |
          |                   |-----100% MSPF Holdings GP, LLC
          |                   |        |
          |                   |        |-----0.5% MSPF Holdings, L.P.
          |                   |
          |                   |-----99.5% MSPF Holdings, L.P.
          |                            |
          |                            |-----100% MSPF GP, LLC
          |                            |         |
          |                            |         |-----0.1% Main Street Partners
          |                            |                 Funding, L.P.
          |                            |
          |                            |     99.9% Main Street Partners Funding,
          |                            |-----L.P.
          |
          |-----49.5% TH BA Pratt LLC +
          |
          |-----100% TH Esperante LLC
          |         |
          |         |-----99% Florida Acquisition Fund Esperante, Ltd. (Florida)
          |
          |-----100% TH McKinney LP LLC
          |         |
          |         |-----99% TrizecHahn McKinney Limited Partnership
          |
          |-----100% TH Renaissance Tower LLC
          |         |
          |         |-----1% TrizecHahn Renaissance Tower Limited Partnership
          |
          |-----100% TH Tenacon LLC
          |         |
          |         |-----1% 1600 Smith Street Venture (Texas)
          |
          |-----100% TH Triangle Realty Investments LLC
          |         |
          |         |-----100% TH Central Park Lodges the Barclay LLC
          |
          |-----100% THOPI Depositor/Grantor LLC
          |
          |-----100% THOPI Marketing Management LLC
          |
          |-----100% THOPI OP GP LLC
                    |
                    |-----100% TH Goddard Land LLC (Maryland)
                    |
                    |-----100% TH Hanover Office Park LLC (Maryland)
                    |         |
                    |         |     1% TrizecHahn Hanover Office Park Limited
                    |         |-----Partnership (Maryland)
                    |
                    |-----100% TH Rosslyn LLC (Virginia)
                    |         |
                    |         |     1% TrizecHahn Rosslyn North Limited
                    |         |-----Partnership (Virginia)
                    |         |
                    |         |     1% TrizecHahn Rosslyn South Limited
                    |         |-----Partnership (Virginia)
                    |
                    |-----100% TH Spring Park/Sugarland LLC (Virginia)
                    |         |
                    |         |     1% TrizecHahn Spring Park/Sugarland Limited
                    |         |-----Partnership (Virginia)
                    |                   |
                    |                   |     100% TrizecHahn 1225 Connecticut
                    |                   |-----Avenue LLC
                    |
                    |-----100% TH Twinbrook Metro LLC (Maryland)
                    |
                    |     1% TrizecHahn 1250 23rd Street NW LLC (District of
                    |-----Columbia)
                    |
                    |     1% TrizecHahn 1400 K Street NW Fee LLC (District of
                    |-----Columbia)
                    |
                    |     1% TrizecHahn 1400 K Street NW Leasehold LLC (District
                    |-----of Columbia)
                    |
                    |-----1% TrizecHahn 2000 L Street LLC (District of Columbia)
                    |
                    |-----1% TrizecHahn 4600 Limited Partnership (Maryland)
                    |
                    |-----100% TrizecHahn Goddard Improved LLC (Maryland)
                    |
                    |     97.6805% TrizecHahn Mid-Atlantic I Limited
                    |-----Partnership +
                              |
                              |     0.01% JBG/TrizecHahn Development Services,
                              |-----L.L.C. +
                              |
                              |-----100% TH Rosslyn South LLC (Virginia)
                              |        |     99% TrizecHahn Rosslyn North
                              |        |-----Limited Partnership (Virginia)
                              |        |
                              |        |     99% TrizecHahn Rosslyn South
                              |        |-----Limited Partnership (Virginia)
                              |
                              |-----100% TH Waterview LLC (Virginia)
                              |        |
                              |        |     80% JBG/TrizecHahn Waterview
                              |        |-----Venture LLC (Virginia)
                              |                  |
                              |                  |     100% JBG/TrizecHahn
                              |                  |     Waterview 1111 LLC
                              |                  |-----(Virginia)
                              |                  |
                              |                  |     99% JBG/TrizecHahn
                              |                  |     Waterview 1117 LLC
                              |                  |-----(Virginia)
                              |                  |
                              |                  |     100% JBG/TrizecHahn
                              |                  |     Waterview 1925 LLC
                              |                  |-----(Virginia)
                              |                  |
                              |                  |     100% JBG/TrizecHahn
                              |                  |-----Waterview Land LLC
                              |
                              |     99% TrizecHahn 1250 23rd Street NW LLC
                              |-----(District of Columbia)
                              |
                              |     99% TrizecHahn 1400 K Street NW Fee LLC
                              |-----(District of Columbia)
                              |
                              |     99% TrizecHahn 1400 K Street NW Leasehold
                              |-----LLC (District of Columbia)
                              |
                              |     99% TrizecHahn 2000 L Street LLC (District
                              |-----of Columbia)
          |         |         |
          |         |         |     100% TrizecHahn Bethesda Crescent LLC
          |         |         |-----(Maryland)
          |         |         |        |
          |         |         |        |     99% TrizecHahn 4600 Limited
          |         |         |        |-----Partnership (Maryland)
          |         |         |        |
          |         |         |        |     99% TrizecHahn Wisconsin Avenue
          |         |         |        |-----Limited Partnership (Maryland)
          |         |         |
          |         |         |     100% TrizecHahn Courthouse Square Air LLC
          |         |         |-----(Virginia)
          |         |         |
          |         |         |     100% TrizecHahn Courthouse Square Fee LLC
          |         |         |-----(Virginia)
          |         |         |
          |         |         |     99% TrizecHahn Hanover Office Park Limited
          |         |         |-----Partnership (Maryland)
          |         |         |
          |         |         |-----100% TrizecHahn IM Reston II LLC
          |         |         |        |
          |         |         |        |     0.1% TrizecHahn Reston II LLC
          |         |         |        |-----(Virginia)
          |         |         |
          |         |         |
          |         |         |     99% TrizecHahn Mid-Atlantic Management
          |         |         |-----Services LLC (Maryland)
          |         |         |
          |         |         |-----100% TrizecHahn Reston I LLC
          |         |         |
          |         |         |-----99.9% TrizecHahn Reston II LLC (Virginia)
          |         |         |
          |         |         |     99% TrizecHahn Spring Park/Sugarland Limited
          |         |         |-----Partnership (Virginia)
          |         |         |        |
          |         |         |        |     100% TrizecHahn 1225 Connecticut
          |         |         |        |-----Avenue LLC
          |         |         |
          |         |         |     99% TrizecHahn Watergate Office/Retail/Land
          |         |         |-----LLC (District of Columbia)
          |         |
          |         |     1% TrizecHahn Mid-Atlantic Management Services LLC
          |         |-----(Maryland)
          |         |
          |         |     1% TrizecHahn Watergate Office/Retail/Land LLC
          |         |-----(District of Columbia)
          |         |
          |         |     1% TrizecHahn Wisconsin Avenue Limited Partnership
          |         |-----(Maryland)
          |
          |-----100% THOPI TRS Inc.
          |         |
          |         |-----100% T Houston Hotel LLC
          |         |         |
          |         |         |     23% Houston Hotel Associates Limited
          |         |         |-----Partnership, L.L.P. (Virginia) +
          |         |
          |         |-----50% T.H.S. Hotel Operations, Inc.
          |         |
          |         |-----1% TCI Inner Belt LLC
          |         |
          |         |-----100% TH Waterview 1117 Holdings LLC
          |         |         |
          |         |         |-----80% JBG/TH Waterview 1117 Inc. +
          |         |                  |
          |         |                  |     1% JBG/TrizecHahn Waterview 1117
          |         |                  |-----LLC (Virginia)
          |         |
          |         |-----100% Trizec Tenant Services, LLC
          |         |
          |         |-----1% TrizecHahn Hollywood LLC
          |         |
          |         |-----100% TrizecHahn Marketing Management LLC
          |         |
          |         |-----50% TrizecHahn Mid-Atlantic Services Inc.
          |         |         |
          |         |         |     100% TH Mid-Atlantic Development Services
          |         |         |-----Inc.
          |         |         |        |
          |         |         |        |     59.99% JBG/TrizecHahn Development
          |         |         |        |-----Services, L.L.C. +
          |         |         |                  |
          |         |         |                  |     100% JBG/TrizecHahn DGM
          |         |         |                  |-----Development Services LLC
          |         |         |
          |         |         |-----100% TrizecHahn Development Services LLC
          |         |         |
          |         |         |-----99% Trizec Real Estate Services, LLC
          |         |         |
          |         |         |     100% TrizecHahn Management Services LLC
          |         |         |-----(Maryland)
          |         |
          |         |-----100% TrizecHahn S.T. Holdings LLC
          |         |
          |         |-----100% TrizecHahn Third-Party Services LLC
          |         |
          |         |-----100% TrizecHahn Tower Services LLC
          |         |
          |         |-----100% TrizecHahn TX Health Club LLC
          |
          |-----100% Trizec Alliance Center, LLC
          |
          |-----100% Trizec California Management, Inc.
          |
          |-----100% Trizec Investment, LLC
          |
          |-----100% Trizec Realty, Inc. (California)
          |         |
          |         |-----99.9% EWH 1979 Development Company, L.P. (California)
          |         |         |
          |         |         |     2% Bridgewater Commons Associates (New
          |         |         |-----Jersey)
          |         |         |        |
          |         |         |        |-----99% TCI Inner Belt LLC
          |         |         |        |
          |         |         |        |-----100% TH One NY Plaza LLC
          |         |         |                  |
          |         |         |                  |     100% TrizecHahn One NY
          |         |         |                  |-----Plaza LLC
          |         |         |
          |         |         |-----62% Horton Plaza Associates (California)
          |         |                  |
          |         |                  |     47.7% HSD/Horton Associates
          |         |                  |-----(California)
          |         |                            |
          |         |                            |     100% TrizecHahn
          |         |                            |     Interstate North
          |         |                            |-----Development LLC
          |         |
          |         |-----99.9% Fashion Place Associates, Ltd. (Utah)
          |         |
          |         |-----99.9% H and H - Cerritos (California)
          |         |         |
          |         |         |-----100% TrizecHahn H&H Clark Tower LLC
         |          |         |        |
         |          |         |        |-----100% TrizecHahn TBI Clark Tower LLC
         |          |         |
         |          |         |
         |          |         |-----100% TrizecHahn H&H Sacramento I LLC
         |          |         |        |
         |          |         |        |     100% TrizecHahn TBI Sacramento I
         |          |         |        |-----LLC
         |          |         |
         |          |         |-----100% TrizecHahn H&H Silver Spring LLC
         |          |                  |
         |          |                  |     100% TrizecHahn IM Silver Spring
         |          |                  |-----LLC
         |          |                  |         |     0.5% TrizecHahn TBI
         |          |                  |         |     Silver Spring LLC
         |          |                  |         |-----(Maryland)
         |          |                  |
         |          |                  |     99.5% TrizecHahn TBI Silver Spring
         |          |                  |-----LLC (Maryland)
         |          |                            |
         |          |                            |     100% TrizecHahn NI Silver
         |          |                            |-----Spring LLC
         |          |
         |          |-----99.9% H and H - El Cajon (California)
         |          |
         |          |-----99.9% H, B-H Associates (California)
         |          |
         |          |-----52.3% HSD/Horton Associates (California)
         |          |         |
         |          |         |     100% TrizecHahn Interstate North Development
         |          |         |-----LLC
         |          |
         |          |-----38% Horton Plaza Associates (California)
         |          |         |
         |          |         |-----47.7% HSD/Horton Associates (California)
         |          |                   |
         |          |                   |    100% TrizecHahn Interstate North
         |          |                   |----Development LLC
         |          |
         |          |-----99% Midway Associates (California)
         |          |         |
         |          |         |     98% Bridgewater Commons Associates
         |          |         |-----(New Jersey)
         |          |                  |
         |          |                  |-----99% TCI Inner Belt LLC
         |          |                  |
         |          |                  |-----100% TH One NY Plaza LLC
         |          |                           |
         |          |                           |     100% TrizecHahn One NY
         |          |                           |-----Plaza LLC
         |          |
         |          |     61.4% Newmarket Business Park Association, Inc.
         |          |-----(Georgia) +
         |          |
         |          |-----99.9% Park Meadows Mall, Ltd. (Colorado)
         |          |         |
         |          |         |-----100% TrizecHahn Ballston Plaza II LLC
         |          |         |
         |          |         |     100% TrizecHahn IM Silver Spring Metro Plaza
         |          |         |-----LLC
         |          |         |        |
         |          |         |        |     0.2% TrizecHahn Silver Spring Metro
         |          |         |        |-----Plaza LLC (Maryland)
         |          |         |
         |          |         |     99.8% TrizecHahn Silver Spring Metro Plaza
         |          |         |-----LLC (Maryland)
         |          |                  |
         |          |                  |     100% TrizecHahn NI Silver Spring
         |          |                  |-----Metro Plaza LLC
         |          |
         |          |-----99.9% Solano Associates (California)
         |          |         |
         |          |         |-----100% TrizecHahn Alliance Center LLC
         |          |
         |          |
         |          |-----99.9% Stevens Creek Associates (California)
         |          |         |
         |          |         |-----33.33% Dallas Skyway Partnership (Texas) +
         |          |         |
         |          |         |-----100% TrizecHahn Metro Plaza LLC (Maryland)
         |          |
         |          |
         |          |-----100% TH Command Properties LLC
         |          |         |
         |          |         |     50% The Oaks Shopping Center, L.P.
         |          |         |-----(California) +
         |          |         |
         |          |         |-----1% Midway Associates (California)
         |          |                  |
         |          |                  |     98% Bridgewater Commons Associates
         |          |                  |-----(New Jersey)
         |          |                            |
         |          |                            |-----99% TCI Inner Belt LLC
         |          |                            |
         |          |                            |-----100% TH One NY Plaza LLC
         |          |                                     |
         |          |                                     |     100% TrizecHahn
         |          |                                     |-----One NY Plaza LLC
         |          |
         |          |-----100% TrizecHahn 10/120 Fee LLC
         |          |
         |          |-----100% TrizecHahn 1250C/2401P LLC
         |          |
         |          |-----100% TrizecHahn NCapital LLC
         |          |         |
         |          |         |     0.1% EWH 1979 Development Company,  L.P.
         |          |         |-----(California)
         |          |         |        |
         |          |         |        |     2% Bridgewater Commons Associates
         |          |         |        |-----(New Jersey)
         |          |         |        |         |
         |          |         |        |         |-----99% TCI Inner Belt LLC
         |          |         |        |         |
         |          |         |        |         |-----100% TH One NY Plaza LLC
         |          |         |        |                  |
         |          |         |        |                  |     100% TrizecHahn
         |          |         |        |                  |-----One NY Plaza LLC
         |          |         |        |
         |          |         |        |     62% Horton Plaza Associates
         |          |         |        |-----(California)
         |          |         |                  |
         |          |         |                  |     47.7% HSD/Horton
         |          |         |                  |-----Associates (California)
         |          |         |                           |
         |          |         |                           |     100% TrizecHahn
         |          |         |                           |     Interstate North
         |          |         |                           |-----Development LLC
         |          |         |
         |          |         |-----0.1% Fashion Place Associates, Ltd. (Utah)
         |          |         |
         |          |         |-----0.1% H and H - Cerritos (California)
         |          |         |        |
         |          |         |        |-----100% TrizecHahn H&H Clark Tower LLC
         |          |         |        |         |
         |          |         |        |         |     100% TrizecHahn TBI Clark
         |          |         |        |         |-----Tower LLC

          |         |         |        |
          |         |         |        |     100% TrizecHahn H&H Sacramento I
          |         |         |        |-----LLC
          |         |         |        |          |
          |         |         |        |          |    100% TrizecHahn TBI
          |         |         |        |          |----Sacramento I LLC
          |         |         |        |
          |         |         |        |     100% TrizecHahn H&H Silver Spring
          |         |         |        |-----LLC
          |         |         |                  |
          |         |         |                  |     100% TrizecHahn IM Silver
          |         |         |                  |-----Spring LLC
          |         |         |                  |         |
          |         |         |                  |         |     0.5% TrizecHahn
          |         |         |                  |         |     TBI Silver
          |         |         |                  |         |     Spring LLC
          |         |         |                  |         |-----(Maryland)
          |         |         |                  |
          |         |         |                  |     99.5% TrizecHahn TBI
          |         |         |                  |     Silver Spring LLC
          |         |         |                  |-----(Maryland)
          |         |         |                            |
          |         |         |                            |     100% TrizecHahn
          |         |         |                            |     NI Silver
          |         |         |                            |-----Spring LLC
          |         |         |
          |         |         |-----0.1% H and H - El Cajon (California)
          |         |         |
          |         |         |-----0.1% H, B-H Associates (California)
          |         |         |
          |         |         |     0.1% University Town Center Associates
          |         |         |-----(California)
          |         |
          |         |-----100% TrizecHahn NColorado LLC
          |         |         |
          |         |         |-----0.1% Park Meadows Mall, Ltd. (Colorado)
          |         |                  |
          |         |                  |     100% TrizecHahn Ballston Plaza II
          |         |                  |-----LLC
          |         |                  |
          |         |                  |     100% TrizecHahn IM Silver Spring
          |         |                  |-----Metro Plaza LLC
          |         |                  |         |
          |         |                  |         |     0.2% TrizecHahn Silver
          |         |                  |         |     Spring Metro Plaza LLC
          |         |                  |         |-----(Maryland)
          |         |                  |
          |         |                  |     99.8% TrizecHahn Silver Spring
          |         |                  |-----Metro Plaza LLC (Maryland)
          |         |                            |
          |         |                            |     100% TrizecHahn NI Silver
          |         |                            |-----Spring Metro Plaza LLC
          |         |
          |         |
          |         |-----100% TrizecHahn NRTH LLC
          |         |         |
          |         |         |-----0.1% Solano Associates (California)
          |         |         |        |
          |         |         |        |-----100% TrizecHahn Alliance Center LLC
          |         |         |
          |         |         |-----0.1% Stevens Creek Associates (California)
          |         |                  |
          |         |                  |     33.33% Dallas Skyway Partnership
          |         |                  |-----(Texas) +
          |         |                  |
          |         |                  |     100% TrizecHahn Metro Plaza LLC
          |         |                  |-----(Maryland)
          |         |
          |         |-----100% TrizecHahn Regional Pooling LLC
          |         |
          |         |-----99.9% University Town Center Associates (California)
          |
          |-----100% Trizec Texas Holdings, LLC
          |
          |-----100% Trizec Third-Party Management Services, LLC
          |         |
          |         |-----1% Trizec Real Estate Services, LLC
          |
          |-----100% Trizec Tower Leasing and Management, LLC
          |
          |-----100% TrizecHahn 250 Pratt Holdings LLC
          |
          |-----100% TrizecHahn 250 Pratt Lender LLC
          |
          |-----100% TrizecHahn 250 Pratt Management LLC
          |
          |-----100% TrizecHahn 1065 LLC
          |         |
          |         |-----99% TrizecHahn 1065 Avenue of the Americas LLC +
          |         |
          |-----100% TrizecHahn 1411/1114/1460 Holdings LLC
          |         |
          |         |-----100% TrizecHahn 1114 Avenue of the Americas LLC
          |         |         |
          |         |         |-----49.9% 1114 TrizecHahn-Swig, L.L.C. +
          |         |                  |
          |         |                  |     100% 1114 Avenue of the Americas
          |         |                  |-----Leasing Co. LLC
          |         |
          |         |-----100% TrizecHahn 1411 Broadway LLC
          |         |         |
          |         |         |-----49.9% 1411 TrizecHahn-Swig, L.L.C. +
          |         |                  |
          |         |                  |-----100% 1411 Leasing Company LLC
          |         |
          |         |-----100% TrizecHahn Fee 1460 Broadway LLC
          |         |         |
          |         |         |-----49.9% 1460 Fee TrizecHahn-Swig, L.L.C. +
          |         |
          |         |-----100% TrizecHahn Leasehold 1460 Broadway LLC
          |                   |
          |                   |     49.9% 1460 Leasehold TrizecHahn-Swig, L.L.C.
          |                   |-----+
          |
          |-----100% TrizecHahn 1717 Main Street LLC
          |         |
          |         |-----0.5% Main Street Partners, L.P. (Texas) +
          |         |         |
          |         |         |-----100% MSPF Holdings GP, LLC
          |         |         |
          |         |         |         -----0.5% MSPF Holdings, L.P.
          |         |         |
          |         |         |-----99.5% MSPF Holdings, L.P.
          |         |                  |
          |         |                  |-----100% MSPF GP, LLC
          |         |                  |         |
          |         |                  |         |     0.1% Main Street Partners
          |         |                  |         |-----Funding, L.P.
          |         |                  |
          |         |                  |     99.9% Main Street Partners Funding,
          |         |                  |-----L.P.
          |         |
          |         |     50% Main Street Partners Management Company, L.P.
          |         |-----(Texas) +
          |
          |-----99% TrizecHahn Allen Center General Partnership
          |
          |-----100% TrizecHahn Allen Center LLC
          |          |
          |          |----1% TrizecHahn Allen Center General Partnership
          |
          |-----100% TrizecHahn Colony Square GP LLC
          |
          |-----100% TrizecHahn Columbia IV LLC
          |
          |-----100% TrizecHahn Esperante LLC
          |         |
          |         |-----1% Florida Acquisition Fund Esperante, Ltd. (Florida)
          |
          |-----100% TrizecHahn Franklin Center LLC
          |
          |-----100% TrizecHahn Gateway LLC
          |
          |-----100% TrizecHahn McKinney GP LLC
          |         |
          |         |-----1% TrizecHahn McKinney Limited Partnership
          |
          |-----50% TrizecHahn Mid-Atlantic Services Inc.
          |         |
          |         |-----100% TH Mid-Atlantic Development Services Inc.
          |         |         |
          |         |         |     59.99% JBG/TrizecHahn Development Services,
          |         |         |-----L.L.C. +
          |         |                  |
          |         |                  |     100% JBG/TrizecHahn DGM Development
          |         |                  |-----Services LLC
          |         |
          |         |-----100% TrizecHahn Development Services LLC
          |         |
          |         |-----99% Trizec Real Estate Services, LLC
          |         |
          |         |-----100% TrizecHahn Management Services LLC (Maryland)
          |
          |-----100% TrizecHahn Midtown Georgia GP LLC
          |         |
          |         |-----1% TrizecHahn Midtown Georgia General Partnership
          |
          |
          |-----99% TrizecHahn Midtown Georgia General Partnership
          |
          |-----100% TrizecHahn Minnesota LLC
          |         |
          |         |     10% T.H.S. Northstar Associates Limited Partnership
          |         |-----(Minnesota)
          |                   |
          |                   |-----50% T.H.S. Hotel Operations, Inc.
          |
          |-----100% TrizecHahn Newport LLC
          |
          |-----100% TrizecHahn Northstar LLC
          |         |
          |         |     90% T.H.S. Northstar Associates Limited Partnership
          |         |-----(Minnesota)
          |                   |
          |                   |-----50% T.H.S. Hotel Operations, Inc.
          |
          |-----100% TrizecHahn NP LLC
          |
          |-----100% TrizecHahn Peachtree LLC
          |         |
          |         |-----50% First Stamford Place Company (Connecticut)
          |
          |-----100% TrizecHahn Programs LLC
          |         |
          |         |-----100% TH Reno Link LLC
          |                   |
          |                   |-----50% Link Standard Associates (Nevada) +
          |
          |-----100% TrizecHahn RR Inc.
          |         |
          |         |     66.667% Trizec New Center Development Associates
          |         |-----(Michigan) +
          |
          |-----100% TrizecHahn RT LLC
          |         |
          |         |-----99% TrizecHahn Renaissance Tower Limited Partnership
          |
          |-----100% TrizecHahn St. Louis LLC
          |
          |-----100% TrizecHahn Stamford LLC
          |         |
          |         |-----50% First Stamford Place Company (Connecticut)
          |         |
          |         |     66.67% First Stamford Place Hotel Company
          |         |-----(Connecticut) +
          |                   |
          |                   |     50% Stamford Hotel Associates (Connecticut)
          |                   |-----+
          |
          |
          |-----83.33% Two Pershing Square, L.P. (Missouri)
          |         |
          |         |-----100% TrizecHahn 550 W. Washington LLC
          |
          |-----100% WHTEYP Senior Mezz, LLC
                    |
                    |-----100% EYP Realty, LLC




       +   Remaining interest held by third party